UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

9120 Lockwood Boulevard, Mechanicsville, Virginia		23116
(Address of principal executive
offices)		(Zip Code)

Post Office Box 27626,
Richmond, Virginia		23261-7626
(Mailing address of principal
executive offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2024 at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Owens & Minor, Inc. (the “Company”), the shareholders approved Amendment No. 1 (the “Amendment”) to the Owens & Minor, Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”). The description of the Amendment included in the Company's proxy statement filed with the Securities and Exchange Commission on March 27, 2024 is incorporated herein by reference.

Under the terms of the 2023 Plan, as amended by the Amendment, the Board of Directors (the “Board”) has authorized the Our People & Culture Committee of the Board to grant equity and other incentive awards to employees, non-employee directors and consultants. Each equity grant made pursuant thereto will be evidenced by an agreement between the Company and the person named therein.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting on May 9, 2024, the matters described below were voted upon and approved as indicated. There were 76,598,351 shares of common stock entitled to vote at the meeting and 70,719,273 shares were voted in person or by proxy (approximately 92.32% of shares entitled to vote).

(1)	Election of nine directors, each for a one-year term, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark A. Beck	66,891,207	684,202	30,087	3,113,777
Gwendolyn M. Bingham	66,827,630	753,451	24,415	3,113,777
Kenneth Gardner-Smith	67,076,877	496,810	31,809	3,113,777
Robert J. Henkel	67,012,152	560,864	32,480	3,113,777
Rita F. Johnson-Mills	66,918,229	661,973	25,294	3,113,777
Stephen W. Klemash	67,347,354	208,945	49,197	3,113,777
Teresa L. Kline	67,234,485	345,544	25,467	3,113,777
Edward A. Pesicka	67,351,295	220,911	33,290	3,113,777
Carissa L. Rollins	67,234,922	345,316	25,258	3,113,777

(2)Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 as follows:

			Votes
Votes For	Votes Against	Abstentions	Broker Non-Votes
69,207,654	1,471,594	40,025	-

(3)	Approval of Amendment No. 1 to the Owens & Minor, Inc. 2023 Omnibus Incentive Plan, as follows:

			Votes
Votes For	Votes Against	Abstentions	Broker Non-Votes
64,181,423	3,371,256	52,817	3,113,777

(4)	Advisory vote to approve the compensation of our named executive officers as follows:

			Votes
Votes For	Votes Against	Abstentions	Broker Non-Votes
66,163,767	1,381,531	60,198	3,113,777

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: May 10, 2024	By:	/s/ Heath H. Galloway
	Name:	Heath H. Galloway
	Title:	Executive Vice President, General Counsel and Corporate Secretary